EXHIBIT 32(a)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of National Western Life Insurance Company ("Company") on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on or about the date hereof ("Report"), I, Robert L. Moody, Chairman of the Board and Chief Executive Officer of the Company and I, Brian M. Pribyl, Senior Vice President, Chief Financial and Administrative Officer, and Treasurer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 16, 2006

/S/Robert L. Moody

Robert L. Moody
Chairman of the Board and
Chief Executive Officer

/S/Brian M. Pribyl

Brian M. Pribyl
Senior Vice President,
Chief Financial and
Administrative Officer, and
Treasurer